________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 2000

                              -------------------

                                  ENZON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

          DELAWARE                        0-12957                       22-237286
(STATE OR OTHER JURISDICTION            (COMMISSION                   (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)                  IDENTIFICATION)

             20 KINGSBRIDGE ROAD                                   08854
           PISCATAWAY, NEW JERSEY                               (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (732) 980-4500

                              -------------------

                ________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________

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ITEM 5. OTHER EVENTS

    On February 22, 2000, Enzon, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibit 99.1 -- Press Release dated February 22, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2000

                                          ENZON, INC.
                                          (Registrant)

                                          By:       /s/ KENNETH J. ZUERBLIS
                                              ..................................
                                                     KENNETH J. ZUERBLIS
                                                   VICE PRESIDENT, FINANCE
                                                 AND CHIEF FINANCIAL OFFICER